PRINCIPAL® STRATEGIC OUTCOMES
INDEX-LINKED DEFERRED ANNUITY

SUMMARY PROSPECTUS FOR NEW INVESTORS

Summary Prospectus dated May 1, 2025
This Summary Prospectus for New Investors (“Summary Prospectus”) describes Principal® Strategic Outcomes, an individual, single premium, index-linked deferred annuity (the “Contract”) issued by Principal Life Insurance Company (the “Company,” “we,” “our” or “us”).
This Summary Prospectus summarizes key features of the Contract. Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits and risks. You can find this document and other information about the Contract online at https://www.principal.com/RILAreport. You can also obtain this information at no cost by calling 1-800-852-4450 or by sending an email request to annuityprocessing@principal.com.
The Contract is a complex investment and involves risks, including potential loss of principal.
The types of investment options offered under the Contract include Index-Linked Segment Options and a Fixed Segment Option. Prior to purchasing the Contract, you should carefully consider whether the available Segment Options are appropriate for you.
Each Index-Linked Segment Option has either a buffer or floor feature that may limit Index losses at the end of a Segment Term. Buffer Rates and Floor Rates vary by Index-Linked Segment Option.
•Depending on the Index-Linked Segment Option(s) you choose, the maximum amount of loss that you could experience from negative Index performance after taking into account the current limits on Index loss provided under the Contract ranges from 0% to 100%.
Note: The Index-Linked Segment Options with a 0% Buffer Rate provide no protection from Index losses. You could lose up to 100% of your investment if the Index declines in value.
•An Index-Linked Segment Option with a 10% Buffer Rate will always be available under the Contract.
Each Index-Linked Segment Option also has a cap and participation rate feature. Cap Rates and Participation Rates vary by Index-Linked Segment Option and change from one Segment Term to the next.
•We may limit the amount you can earn on an Index-Linked Segment Option based on the Cap Rate or Participation Rate that we declare.
•The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.
We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. . As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater). We do not guarantee the availability of any other Segment Option. We do not guarantee that an Index-Linked Segment Option with a floor will always be available, and we do not guarantee a minimum Floor Rate for any floor that we may offer in the future. If we exercise our right to remove Segment Options as available investment options, your investment options could be limited to the sole Index-Linked Segment Option that we guarantee to make available for the life of the Contract. If you are not satisfied with this Segment Option, your only option would be to surrender or annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties. In extreme circumstances:
•You could lose up to 100% of the amount withdrawn or otherwise Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment.
•You could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.
You may cancel your Contract within 15 calendar days of receiving it without paying fees or penalties, although negative Equity Adjustments may apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of your Premium Payment or your Contract Accumulated Value. You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission. Nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Summary Prospectus or the prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

SPECIAL TERMS
Accumulated Value (or Contract Accumulated Value) — the sum of the Segment Interim Values, Segment Values and Fixed Segment value, as applicable. Segment Interim Values include the Equity Adjustment, as applicable. The Bond Adjustment is not included in the Accumulated Value. In the period during which your Premium Payment (and any credited interest) is held in the Initial Holding Account, the Accumulated Value will equal the sum of the Premium Payment and the credited interest, if any.
Annuitant — the person, including any Joint Annuitant, whose life determines the annuity benefit under this Contract.
Annuitization (Annuitize) — the application of a portion or all of the Accumulated Value, adjusted for the Bond Adjustment, to an annuity benefit payment option to make annuity benefit payments. Annuitizations are not subject to Surrender Charges, but nonetheless count against the annual Free Surrender Amount.
Annuitization Date — the date all of the Owner’s Accumulated Value is applied to an annuity benefit payment option.
Bond Adjustment — upon Surrender, an adjustment (which could be positive, negative or equal to zero) to the amount Surrendered. A Bond Adjustment may apply regardless of when a Surrender occurs, including on a Segment End Date. Except as otherwise provided below, a Bond Adjustment will apply to the following: (i) any withdrawal in excess of the Free Surrender Amount, including a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal; (ii) any Annuitization; or (iii) any death benefit. Please note:
•A Bond Adjustment does not apply to withdrawals of the Free Surrender Amount.
•A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.
•A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account.
•The Bond Adjustment will be zero (0%) on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
•A Bond Adjustment does not apply upon exercise of the Contract’s free look rights.
•The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Buffer Rate — for each Buffer Segment Option and Peak Buffer Segment Option, the maximum amount of negative Index performance we will absorb at the end of the Segment Term. You will be responsible for any negative Index performance that exceeds the Buffer Rate, which could result in significant loss of principal and/or prior earnings.
Buffer Segment Option — an Index-Linked Segment Option, other than a Peak Buffer Segment Option, that includes a Buffer Rate. If you select a Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. If negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of negative Index performance.

Cap Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you may participate in any positive Index performance up to the Cap Rate, but no positive Index performance beyond the Cap Rate. The Participation Rate may further limit your participation in any positive Index Performance. If we do not declare a Cap Rate for a particular Segment Option and Segment Term, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term, but will be subject to the applicable Participation Rate.
Contract Anniversary — the same day and month as the Contract Date in each Contract Year.
Contract Date — the date the Contract is issued and that is used to determine Contract Years.
Contract Year — the one-year period beginning on the Contract Date and ending one day before the Contract Anniversary and each subsequent one-year period beginning on a Contract Anniversary.
Crediting Base — for each Segment Option selected for investment, the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender or deduction of fees for the optional Rate Enhancement Rider from that Segment Option, and increased or decreased for Segment Credits or increased credited interest. Generally, prior to the Segment End Date for an Index-Linked Segment Option, the Crediting Base will be reduced by the same proportion that the Segment Interim Value was reduced by a Surrender. The reduction to the Crediting Base could be greater than the amount Surrendered. On a Segment End Date, a Surrender will reduce the Crediting Base by the amount Surrendered.
Data Page(s) — the portion of the Contract that contains information specific to your Contract. Current or revised Data Pages may be sent to you from time to time that reflect the current status of your Contract.
Equity Adjustment — for each Index-Linked Segment Option selected for investment, an adjustment (which could be positive, negative or equal to zero) used to calculate the Segment Interim Value on each Valuation Day between the Segment Start Date and Segment End Date. The Equity Adjustment does not apply on the Segment End Date. Before the end of a Segment Term for an Index-Linked Segment Option, if any of the following transactions occurs, the transaction will be based on the Segment Interim Value for that Index-Linked Segment Option and will therefore be subject to an Equity Adjustment:
•you take any withdrawal (including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal);
•you exercise the Segment Lock-In feature;
•you Annuitize; or
•there is a death benefit.
Fixed Segment Option — an investment option that credits interest at a fixed rate for a one-year Segment Term and is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. Being subject to the Standard Nonforfeiture Law for Individual Deferred Annuities means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Floor Rate — for each Floor Segment Option, the maximum amount of negative Index performance you could absorb at the end of the Segment Term. We will absorb any negative Index performance that exceeds the Floor Rate.
Floor Segment Option — any Index-Linked Segment Option that includes a Floor Rate. If you select a Floor Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance up to the Floor Rate, but your investment will not incur loss for any negative Index performance beyond the Floor Rate.

Free Surrender Amount — the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge or a Bond Adjustment. However, withdrawals of the Free Surrender Amount may be subject to Equity Adjustments and taxes and tax penalties.
Good Order — when an instruction or request is received in our Home Office, or other place we may specify, and it has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
Home Office — Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.
Index (Indices) — the Index or Indices to which the Index-Linked Segment Options are linked and are used in the calculation of the Segment Credits.
Index Change — the net percentage change in the Index Value of an Index between the Segment Start Date and the Segment End Date.
Index Value — the closing value of an Index that is published on a Valuation Day. If on any specific Valuation Day an Index Value is not published, the last-published Index Value will be used.
Index-Linked Segment Option — any Buffer Segment Option, Peak Buffer Segment Option or Floor Segment Option.
Initial Holding Account — an account that holds the Premium Payment (including any credited interest) until it is transferred to the applicable Segment Option(s) selected for the initial Segment Term.
Joint Annuitant — an Annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the Annuitant means the death of the first Annuitant to die.
Joint Owner(s) — an Owner who has an undivided interest with the right of survivorship in this Contract with another Owner. Any reference to the death of the Owner means the death of the first Owner to die.
Lock-In Threshold — an upper and/or lower level (threshold) for an Index-Linked Segment Option and, if the performance of the Index-Linked Segment Option during the Segment Term reaches and/or crosses that level, the Segment Lock-In is automatically triggered for that Segment Option.
Notice — any form of communication we receive in Home Office (e.g., U.S. mail, fax, email) providing the information we need, either in writing or another manner that we approve in advance. Contact information is as follows:
•Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•Mailing your instructions to us at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services P O Box 9382
Des Moines, Iowa 50306-9382
•Faxing us at 1-866-894-2093
•Visiting www.principal.com using your secure login
•Emailing us at annuityprocessing@principal.com
Owner — the person who owns all rights and privileges of this Contract (includes a Joint Owner, if any). If the Owner is not a natural person, the Owner must be an entity with its own taxpayer identification number (TIN).

Participation Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you will participate in a percentage of any positive Index performance, subject to the Cap Rate. That percentage will equal the Participation Rate.
Peak Buffer Midpoint — for a Peak Buffer Segment Option, a value used to determine the Segment Return on the Segment End Date when the Index Change is negative but does not exceed the Buffer Rate.
Peak Buffer Segment Option — an Index-Linked Segment Option that includes a Buffer Rate and may credit gain for negative Index performance. If you select a Peak Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. However, a Peak Buffer Segment Option differs from a Buffer Segment Option insofar as your investment in a Peak Buffer Segment Option may be credited gain when there is a negative Index Change at the end of the Segment Term, provided that the negative Index Change does not exceed the Buffer Rate.
Premium Payment — the gross amount you contributed to the Contract.
Required Minimum Distribution Amount (or RMD) — the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code and related Code provisions, provided that the amount does not exceed the minimum distribution amount that would have been calculated based on the value of this Contract alone.
Segment Anniversary — the same day and month as the first Segment Start Date in each Contract Year.
Segment Credit — the amount of gain or loss applied to your investment on the Segment End Date for each Index-Linked Segment Option selected for investment.
Segment End Date — the last day of a Segment Term. The day and month on which any Segment End Date falls will always be the same day and month for each applicable Segment Term. The Segment End Date coincides with the next Segment Start Date.
Segment Interim Value — the value of your investment in an Index-Linked Segment Option on any day between the Segment Start Date and the Segment End Date. Segment Interim Value is calculated at the beginning of each Valuation Date. Segment Interim Value will equal the Crediting Base adjusted for the Equity Adjustment on that Valuation Date.
Segment Lock-In — a feature of your Contract under which you are able to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. These lock-in features are available with all of the Index-Linked Segment Options under the Contract. For a particular Segment Option, you are only able to exercise one Segment Lock-In per Segment Term and the Segment Lock-In is not applied retroactively.
Segment Option — any Index-Linked or Fixed Segment Option.
Segment Return — is calculated by taking the Index Change, then applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable.
Segment Start Date — the first day of the Segment Term. The day and month on which any Segment Start Date falls will always be the same day and month for each applicable Segment Term.
Segment Term — the duration of a Segment Option’s investment term, expressed in years. In addition, for Index-Linked Segment Options, the number of years that a Segment Option is linked to a particular Index’s performance. The Segment Term begins on the Segment Start Date and ends on the Segment End Date.

Segment Value — for each Index-Linked Segment Option selected for investment, the value of your allocation to that Segment Option on the Segment End Date after the application of Segment Credits and fees for the optional Rate Enhancement Rider (if any).
Surrender — any withdrawal, payment of a death benefit or Annuitization. T
Surrender Charge — the charge deducted upon certain Surrenders taken from the Contract before the Annuitization Date.
Surrender Value — the Accumulated Value adjusted for any applicable Bond Adjustment and minus any applicable Surrender Charges.
Transfer — the transfer of Accumulated Value among Segment Options. Transfers are only permitted to or from a Segment Option on a Segment End Date.
Valuation Date (Valuation Days) — any day that the New York Stock Exchange (“NYSE”) is open for trading, and trading is not restricted. A Valuation Day begins at the close of normal trading of the NYSE, generally 4:00 p.m. E.T., and ends at the close of normal trading of the NYSE on the next day it is open.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The Contract is designed to provide a source of additional retirement income, as well as to help you accumulate retirement assets and achieve other long-term investment goals. The Contract can help supplement your retirement income through its Annuitization feature. The Contract also includes a death benefit to help financially protect your designated beneficiaries.
The Contract may be appropriate for you if: (i) you are looking for indirect exposure to equity markets through index-linked investment options that may include a level of downside protection; (ii) you have a long-term investment horizon and want to protect against the risk of you or your spouse outliving your income; (iii) you are interested in potential for tax-deferred growth; and/or (iv) you want a potential death benefit.
The Contract may not be appropriate for you if you plan to take withdrawals from an Index-Linked Segment Option prior to the end of a Segment Term, especially if you plan to take ongoing withdrawals such as required minimum distributions or scheduled withdrawals. See Contract Adjustments below. If you do intend to take ongoing withdrawals under the Contract, particularly from an Index-Linked Segment Option prior to the end of a Segment Term, you should consult with a financial professional.
The Contract is not intended for someone who is not comfortable with risk of loss. Negative Index performance, Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties may result in significant loss, including loss of principal. The Contract is not intended for someone who wants to make premium payments after the Contract Date.
Phases of the Contract
The Contract has two periods: (1) an accumulation period (for accumulating assets on a tax-deferred basis) and (2) an annuity period (for regular income).
1.Accumulation Period
During the accumulation period, to help you accumulate assets, you invest your Premium Payment and Accumulated Value in one or more of the Contract’s Segment Options. The Contract’s Segment Options currently include several Index-Linked Segment Options and a Fixed Segment Option. Additional information about each Segment Option is provided in an appendix to this Summary Prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Each Index-Linked Segment Option tracks the performance of an Index for a Segment Term. We will credit gain or loss (i.e., positive or negative interest) at the end of the Segment Term to amounts allocated to an Index-Linked Segment Option based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.
For each Index-Linked Segment Option, on the Segment End Date, gain or loss will be applied to your investment in the form of a Segment Credit. The Segment Credit will be applied to the Crediting Base, which represents the amount contributed into the Segment Option, subject to reductions during the Segment Term. The Crediting Base will be reduced upon a partial Surrender. Generally, prior to the Segment End Date, the Crediting Base will be proportionately reduced, and this reduction could be greater than the amount Surrendered. On the Segment End Date, the Crediting Base will be reduced by the amount Surrendered.
To calculate a Segment Credit on a Segment End Date, we first calculate the Index performance using a point-to-point methodology, resulting in the Index Change. The Index Change will be the net percentage change in the Index Value between the Segment Start Date and the Segment End Date. You should be aware that each Index either (a) is a "price return index," not a "total return index," and therefor does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index (and consequently your investment in an Index-Linked Segment Option) to underperform a direct investment in the securities composing the Index.

After calculating the Index Change, we then calculate the Segment Credit. The Segment Credit is calculated by multiplying the Crediting Base by the Segment Return. The Segment Return is determined by applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable, to the Index Change (as summarized further below under Negative Index Change and Positive Index Change).
At the end of a Segment Term, if the Segment Credit is positive, a gain is applied to your Crediting Base. If the Segment Credit is negative, a loss is applied to your Crediting Base. For example, assuming a Crediting Base of $20,000:
•If the starting Index Value is 1000 and the ending Index Value is 1050, the Index Change will be 5%. Assuming a Cap Rate greater than 5% and a Participation Rate of 100%, the Segment Credit will be 5%. We would apply a $1,000 gain by applying the Segment Credit of 5% to your Crediting Base of $20,000, resulting in a Segment Value of $21,000 (i.e., $20,000 x (1 + 5%) = $21,000).
•If instead the starting Index Value is 1000 and the ending Index Value is 750, the Index Change will be -25%. Assuming a Buffer Rate of 20%, the Segment Credit will be -5% (i.e., the extent to which the negative Index Change exceeds the Buffer Rate). We would apply a $1,000 loss by applying the Segment Credit of -5% to your Crediting Base of $20,000, resulting in a Segment Value of $19,000 (i.e., $20,000 x (1 + -5%) = $19,000).
Negative Index Change — Each Index-Linked Segment Option has a buffer or floor feature. The Buffer Rate or Floor Rate, as applicable, will provide a specified amount of protection from Index losses, as follows:
•For a Buffer Segment Option, the Company will absorb Index losses up to the Buffer Rate. You will be responsible for any Index losses greater than the Buffer Rate. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Segment Term.
Note: A 0% Buffer Rate will provide no protection from Index losses. For example, if the Index Change is -25% and the Buffer Rate is 0%, we will apply a 25% loss (the amount of the negative Index Change) at the end of the Segment Term. If instead the Index Change were -100%, we would apply a 100% loss, meaning you would lose your entire investment in that Segment Option due to negative Index performance.
•For a Floor Segment Option, the Company will absorb Index losses greater than the Floor Rate. You will be responsible for any Index losses up to the Floor Rate. For example, if the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index Change up to the Floor Rate) at the end of the Segment Term.
Note: A 0% Floor Rate will provide complete protection from Index losses. For example, if the Index Change is -25% and the Floor Rate is 0%, we will apply a 0% loss (i.e., no loss) at the end of the Segment Term. However, like any Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and/or taxes and tax penalties.
For a Peak Buffer Segment Option, same as a Buffer Segment Option, you will be responsible for any Index losses greater than the Buffer Rate. For example, if the Index Change is -30% and the Buffer Rate is 20%, we will apply a 10% loss (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Segment Term. However, unlike a Buffer Segment Option, a Peak Buffer Segment Option has an inverse crediting feature that provides for potential gain in the event of a negative Index Change, provided that the negative Index Change does not exceed the Buffer Rate. In that scenario, the amount of gain is based on the negative Index Change, Buffer Rate and Peak Buffer Midpoint, as follows:
•If the negative Index Change does not exceed the Peak Buffer Midpoint (10%), we would apply a gain equal to the opposite of the Index Change. For example, if the Index Change is -8%, we would apply an 8% gain at the end of the Segment Term (i.e., the opposite of an 8% loss).

•If the negative Index Change exceeds the Peak Buffer Midpoint (10%) but not the Buffer Rate, we would apply a gain equal to the Buffer Rate less the negative Index Change. For example, assuming a Buffer Rate of 20%, if the Index Change is -14%, we would apply a 6% gain at the end of the Segment Term (i.e., 20% – 14% = 6%).
•If the negative Index Change equals the Buffer Rate, your Segment Credit will be 0% (i.e., no gain or loss).
Each Index-Linked Segment Option’s limit on Index losses is guaranteed not to change, either during a Segment Term or for future Segment Terms.

You should be aware that an Index-Linked Segment Option’s limit on Index loss applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the limit on Index loss for any single Segment Term. Furthermore, as summarized under Contract Adjustments below, losses due to a negative Bond Adjustment or negative Equity Adjustment could be significant and could result in a loss beyond an Index-Linked Segment Option’s limit on Index loss.

We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. As such, an Index-Linked Segment Option with a 10% Buffer Rate will always be available under the Contract.. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater). This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).

We do not guarantee the availability of any other Index-Linked Segment Option or the Fixed Segment Option. In the future, we may not offer any Floor Segment Options, and we do not guarantee a minimum Floor Rate for any new Floor Segment Option that we may offer in the future. . If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
Positive Index Change — In exchange for a specified amount of protection against Index losses, we may limit Index gains at the end of a Segment Term. We calculate Index gains using a Participation Rate and Cap Rate. The Participation Rate is the percentage of positive Index performance in which you can participate for a Segment Term. The Cap Rate serves as a maximum amount of gain you can earn due to positive Index performance at the end of a Segment Term.
For each Index-Linked Segment Option other than those with a 0% Buffer Rate, if the Index Change is positive, the gain applied on the Segment End Date will equal the Index Change multiplied by the Participation Rate, subject to the Cap Rate. The Participation Rate and Cap Rate operate together as follows:
•If the Participation Rate is less than 100%, it will decrease your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 80% and the Cap Rate is 10%, we would apply a 4% gain using the Participation Rate (i.e., 5% x 80% = 4%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (12%) would exceed the Cap Rate (10%).
•If the Participation Rate is greater than 100%, it will increase your participation in the positive Index performance. For example: If the Index Change is 5%, the Participation Rate is 120% and the Cap

Rate is 10%, we would apply a 6% gain using the Participation Rate (i.e., 5% x 120% = 6%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (18%) would exceed the Cap Rate (10%).
•If the Participation Rate is 100%, it will neither decrease nor increase your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 100% and the Cap Rate is 10%, we would apply a 5% gain using the Participation Rate (i.e., 5% x 100% = 5%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (15%) would exceed the Cap Rate (10%).
You should be aware that the Cap Rate and Participation Rate, as limitations on Index gains, may cause your returns to be lower than the Index's returns, as reflected in the examples above. We may choose not to declare a Cap Rate for a particular Segment Option and Segment Term. In that case, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term. However, your participation in any positive Index performance would nonetheless be limited on the Segment End Date if the Participation Rate is less than 100%.
For the Index-Linked Segment Options with a 0% Buffer, there is no Cap Rate limitation. Your participation in any positive Index performance on the Segment End Date will be subject to the declared Participation Rate, which will be at least 100%. For example, if the Index Change is 5% and the Participation Rate is 100%, we would apply a 5% gain using the Participation Rate (i.e., 5% x 100% = 5%). If the Participation Rate were instead 120%, we would apply a 6% gain using the Participation Rate (i.e., 5% x 120% = 6%).
The Cap Rates and Participation Rates applicable to your initial Segment Term will be listed in your Data Pages. Those Cap Rates and Participation Rates are not guaranteed for future Segment Terms. For future Segment Terms, we may declare different Cap Rates and Participation Rates.
The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively. We will not declare a Cap Rate or Participation Rate below the applicable guaranteed minimum. The guaranteed minimum Cap Rate and Participation Rate will not change for the life of the Contract. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains in the future.
2.Annuity Period
Any time after the second Contract Year, you may Annuitize your Contract by electing to receive a stream of income payments under an annuity benefit payment option. We offer fixed annuity benefit payments only. You may elect to Annuitize the entire Contract (full Annuitization) or a portion of your Contract (partial Annuitization). Upon partial Annuitization, the non-annuitized Accumulated Value remains in the accumulation period.
The Annuitization Date is the date that your entire Accumulated Value has been applied to an annuity benefit payment option. The latest Annuitization Date is shown on the Data Page (referred to as the maximum Annuitization Date) and is generally the Contract Anniversary following the Annuitant’s 95th birthday. If Joint Annuitants are named on the application, the latest Annuitization Date will be set based on the age of the older Joint Annuitant.
You will be unable to take withdrawals during the annuity period. All benefits from the accumulation period terminate once the Contract has been fully Annuitized, including the death benefit. No amounts will be payable upon death unless your selected annuity benefit payment option provides otherwise.
Contract Features
Access to your Money. You may withdraw all or a portion of your Accumulated Value at any time before the Annuitization Date. However, withdrawals and other Surrenders may be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties. Withdrawals and other Surrenders will reduce the death benefit, perhaps by more than the amount withdrawn. You should consult with your financial professional about the risks associated with withdrawals and other Surrenders under the Contract.
Initial Holding Account. Beginning on the Contract Date, your Premium Payment (plus credited interest) will be temporarily held in the Initial Holding Account. The Initial Holding Account credits daily interest. Your Premium Payment (plus credited interest) will be allocated from the Initial Holding Account to your selected Segment Option(s) on the next Segment Start Date (e.g., the next 9th or 23rd of any month), if we received the Premium Payment at least one Valuation Day prior to the next Segment Start Date. If not received by then, the Premium Payment will be allocated to your selected Segment Option(s) on the Segment Start Date immediately following the next Segment Start Date. We reserve the right to hold your Premium Payment (plus credited interest) in the Initial Holding Account until the end of the free look period. If we exercise this right, your Premium Payment would be held in the Initial Holding Account for the duration of the free look period plus the number of days until the next Segment Start Date after the free look period expires.
Free Surrender Amount. There is a Free Surrender Amount under the Contract, which is the amount that may be withdrawn from the Contract each Contracts year without a Surrender Charge or a Bond Adjustment. Each Contract Year, the Free Surrender Amount will be equal to the greater of (i) 10% of your Premium Payment or (ii) your RMD amount, as applicable. The Free Surrender Amount is the amount that may be withdrawn each Contract Year without a Surrender Charge or a Bond Adjustment. However, such withdrawals may be subject to Equity Adjustments and taxes and tax penalties. Annuitizations are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments. Partial Annuitizations count against your remaining Free Surrender Amount (if any) for a Contract Year, thereby reducing any Free Surrender Amount remaining for subsequent withdrawals during the same Contract Year. Death benefits are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments.
Segment Lock-In. This feature allows you to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. Segment Lock-In is available with all of the Index-Linked Segment Options for no additional charge. Segment Lock-In may be of interest to people who are interested in eliminating some of the uncertainty regarding Index performance for the remainder of a Segment Term, or who want to potentially limit the impact of a negative Segment Credit they may otherwise receive.
You should consult with a financial professional before executing Segment Lock-In for an Index-Linked Segment Option. There are significant risks associated with Segment Lock-In. At the time you exercise a Segment Lock-In, you will not know the locked-in Equity Adjustment. The locked-in Equity Adjustment could be lower than you anticipated. If you lock-in a negative Equity Adjustment, you will be locking-in a loss, which could be significant.
Rate Enhancement Rider. The Rate Enhancement Rider is an optional benefit that can be elected only at the time you purchase the Contract. This benefit provides an increased Participation Rate and/or Cap Rate on the Index-Linked Segment Options that you have selected for investment. There is an additional charge. If the optional Rate Enhancement Rider has been elected, your Crediting Base(s) for your Index-Linked Segment Option(s) will be reduced daily by the dollar amount of the rider charge.
Tax Treatment. Your Premium Payment accumulates on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when you make a withdrawal, you receive an income payment or a death benefit is paid.
Death Benefit. The Contract includes a death benefit during the accumulation period. If the age of the oldest Owner on the application date is 79 or younger, the death benefit will equal the greater of (i) Accumulated Value, subject to the Bond Adjustment (which could be negative), or (ii) your Premium Payment, subject to proportionate reductions for partial Surrenders (and any applicable Surrender Charges). Such proportionate reductions could be greater than the amount Surrendered. If the age of the oldest Owner on the application date is 80 or older, the death benefit will equal the Accumulated Value, subject to the Bond Adjustment (which could be negative). Partial withdrawals, partial Annuitizations, negative Bond Adjustments and negative Equity Adjustments could significantly reduce the death benefit.

Critical Need Surrender Charge Waiver Rider. This rider is included in the Contract for no additional charge. The rider waives the Surrender Charge after the first Contract Anniversary if the Owner or Annuitant has a critical need (i.e., confinement to a health care facility, terminal illness diagnosis or total and permanent disability). Surrenders under this rider are not subject to Surrender Charges, but may be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
Contract Adjustments
You could lose a significant amount of money due to a negative Bond Adjustment or negative Equity Adjustment.
Bond Adjustments. Upon taking a Surrender, the amount withdrawn or otherwise Surrendered may be subject to a Bond Adjustment. A Bond Adjustment may be positive, negative or equal to zero. A negative Bond Adjustment will result in loss. A Bond Adjustment may apply regardless of when the Surrender occurs, including on a Segment End Date. Bond Adjustments are not reflected in Accumulated Value. They are applied to the amount Surrendered, increasing or decreasing the amount payable.
Except as otherwise provided below, a Bond Adjustment will apply to any withdrawal, Annuitization or death benefit. A Bond Adjustment does not apply to withdrawals of the Free Surrender Amount (e.g., RMD withdrawals). A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account or to exercise of the Contract’s free look rights. Also, a Bond Adjustment will be zero (0%) on any Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
The Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount under state law.
Equity Adjustments. Upon any withdrawal, Annuitization or death benefit from an Index-Linked Segment Option prior to the Segment End Date, an Equity Adjustment will apply. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option. An Equity Adjustment may be positive, negative or equal to zero. A negative Equity Adjustment will result in loss. Equity Adjustments are reflected in Segment Interim Values.

KEY INFORMATION TABLE
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS		Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you take a withdrawal during the first six Contract Years, you may be assessed a Surrender Charge of up to 8% of the amount withdrawn. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a Surrender Charge of up to $8,000. This loss will be greater if there are also negative Bond Adjustments, negative Equity Adjustments, taxes or tax penalties.
Bond Adjustments and Equity Adjustments –
•Bond Adjustments. If you take a withdrawal or other Surrender from a Segment Option, we may apply a Bond Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of the amount Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment. For example, if you withdraw or otherwise Surrender $100,000 from an Index-Linked Segment Option, you could lose up to $100,000 of the Surrender proceeds. In other words, $100,000 would be removed from your Index-Linked Segment Option, but in the event of a negative Bond Adjustment, it is possible that you could receive $0. Bond Adjustments may apply to a withdrawal, death benefit payment or Annuitization, regardless of when it occurs, including a Segment End Date.
•Equity Adjustments. If all or a portion of Contract value is removed from an Index-Linked Segment Option prior to a Segment End Date, we will apply an Equity Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment. For example, if you allocate $100,000 to an Index-Linked Segment Option with a 2-year Segment Term and take a withdrawal before the 2 years have ended, you could lose your $100,0000 investment. An Equity Adjustment will apply to any withdrawal, death benefit or Annuitization occurring on any day during a Segment Term other than the Segment End Date. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option.
•Losses due to negative Bond or Equity Adjustments will be greater if you also have to pay a Surrender Charge, taxes or tax penalties.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS — Deferred Sales Load (“Surrender Charge”), Equity Adjustment, Bond Adjustment 10. INDEX- LINKED SEGMENT OPTION MECHANICS — Segment Interim Value
Are There Transaction Charges?	No. Other than Surrender Charges, Bond Adjustments and Equity Adjustments, there are no other transaction charges under the Contract.	Not Applicable

Are There Ongoing Fees and Expenses?
Yes.
Under the Index-Linked Segment Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Cap Rate or Participation Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on whether you choose the optional benefit. Please refer to your Data Page for information about the specific fees you will pay each year based on the options you have elected.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS
	Annual Fee	Minimum	Maximum
	Optional benefit available for an additional charge	0.00%	0.95%(1)
(1)As a percentage of the Crediting Base on the Segment Term Start Date for each Index-Linked Segment Option.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning the Contract, the following table shows the highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges, negative Bond Adjustments and negative Equity Adjustments that substantially increase costs.

	Lowest Annual Cost: $0.00	Highest Annual Cost: $896.80
	Assumes: • Investment of $100,000 • 5% annual appreciation • No Rate Enhancement Rider • No sales charges • No Transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Rate Enhancement Rider • No sales charges • No Transfers or withdrawals

RISKS	Location in Prospectus
Is there a Risk of Loss from Poor Performance?
Yes.
•You can lose money by investing in the Contract, including loss of principal and previous earnings.
•Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 100% loss for a 0% Buffer Rate; 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate.
•The limits on Index loss offered under the Contract may change from one Segment Term to the next; however, we will always offer an Index-Linked Segment Option with a 10% Buffer Rate. As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
•In the future, we may not offer any Index-Linked Segment Options with a floor, and we do not guarantee a minimum Floor Rate for any new Floor Segment Option that we may offer in the future.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.
•Amounts withdrawn or otherwise Surrendered under the Contract may be subject to Surrender Charges, negative Bond Adjustments and taxes and tax penalties. In addition, for Index-Linked Segment Options, withdrawals and other Surrenders before the Segment End Date may result in negative Equity Adjustments and loss of positive Index performance.
•Withdrawals and other Surrenders will reduce your Crediting Base in a Segment Option. Generally, prior to the Segment End Date, the Crediting Base for an Index-Linked Segment Option will be proportionately reduced, and the proportionate reduction could be greater than the amount Surrendered. Reductions to your Crediting Base will result in lower Segment Interim Values for the remainder of the Segment Term and less Segment Return (if any) on the Segment End Date.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

•At the end of a Segment Term, Accumulated Value in the ended Segment Option will be reinvested, Transferred, withdrawn or Annuitized based on your instructions. In the absence of instructions, that amount will be re-invested in the same Segment Option for a new Segment Term (with the Cap Rate and Participation Rate or annual interest rate applicable to a new Segment Term). If the same Segment Option is no longer available, that amount will be automatically Transferred to the applicable default option.
oIf the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).
oIf the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor.
oWe reserve the right to change the default Segment Options in the future.

What are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Index-Linked Segment Options). Each investment option (including the Fixed Segment Option) has its own unique risks. You should review the available investment options before making an investment decision.
For Index-Linked Segment Options
•The Participation Rate and Cap Rate, as applicable, may limit positive Index returns (i.e., limited upside). This may result in you earning less than the Index return. For example:
oIf the Index Change is 5%, Participation Rate is 80% and Cap Rate is 10%, we would apply only 4% gain at the end of the Segment Term using the Participation Rate (i.e., 5% x 80% = 4%).
oIf the Index Change were instead 15%, we would not apply the Participation Rate, as that would result in gain (12%) exceeding the Cap Rate (10%). We would apply only 10% gain using the Cap Rate at the end of the Segment Term.
•The Buffer Rate or Floor Rate, as applicable, may limit your losses due to negative Index returns at the end of the Segment Term (e.g., limited protection in the case of market decline). Although your losses from negative Index returns may be limited, they may not be entirely prevented, and you could lose a significant amount of money. For example:
oIf the Index Change is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index performance that exceeds the Buffer Rate) at the end of the Segment Term.
oIf the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index performance up to the Floor Rate) at the end of the Segment Term.
•A 0% Buffer Rate will provide no protection from losses due to negative Index returns (i.e., no protection in the case of market decline).
•While a Floor Segment Option with a 0% Floor Rate provides complete protection from losses due to negative Index returns, like any other Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

•While a Peak Buffer Segment Option provides for potential gain in the event of negative Index returns that do not exceed the Buffer Rate, a Peak Buffer Segment Option does not provide protection from losses for any negative Index returns in excess of the Buffer Rate.
•The limit on Index loss for an Index-Linked Segment Option applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the stated limit on Index losses for any single Segment Term.
•An Index-Linked Segment Option’s limit on Index loss provides no protection from negative Bond Adjustments or negative Equity Adjustments.
•Each Index either (a) is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return (and consequently your investment in the Index-Linked Segment Option) and may cause the Index to underperform a direct investment in the securities composing the Index.

What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Segment Option and Index-Linked Segment Options), guarantees or benefits of the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
RESTRICTIONS	Location in Prospectus
Are there Restrictions on the Investment Options?
Yes.
•There are no restrictions that limit the Segment Options you may choose, but there are significant limitations on Transfers of Accumulated Value among Segment Options.
oTransfers are permitted only on Segment End Dates.
oTransfers are not permitted into an Index-Linked Segment Option while there is an ongoing Segment Term for that Segment Option.
•We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer.
8. PURCHASING THE CONTRACT — How to Buy a Contract 9. FIXED SEGMENT OPTION MECHANICS 10. INDEX- LINKED SEGMENT OPTION MECHANICS

•If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
•Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms.
•We may change the limits on Index gains from one Segment Term to the next. The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.
•For each Index-Linked Segment Option with a 0% Buffer Rate, there is no Cap Rate limitation on Index gains, and the lowest Participation Rate that may be established is 100%.
•We reserve the right to substitute the Index for an Index- Linked Segment Option during its Segment Term.
•The Contract is a single premium product. Additional premium payments will not be accepted.
•Depending on your state, or your financial professional or your financial professional's firm, certain investment options may not be available.
11. OPTIONS AT END OF SEGMENT TERM 13. BENEFITS AVAILABLE UNDER THE CONTRACT APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT APPENDIX C: STATE VARIATIONS
Are there any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (e.g., death benefit, Segment Lock-In).
•Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
•Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.
•If you purchase the Rate Enhancement Rider:
oYour Participation Rates and/or Cap Rates will be higher than the standard rates we declare, but there is no guaranteed minimum increase to the standard rates.
oDaily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). This will not trigger Bond Adjustments or Equity Adjustments. However, the reductions will reduce your Crediting Base(s), resulting in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of the Segment Term.
•Depending on your state, or your financial professional or your financial professional's firm, certain benefits may not be available, or may be available on different terms.
10. INDEX- LINKED SEGMENT OPTION MECHANICS – Segment Lock-In 13. BENEFITS AVAILABLE UNDER THE CONTRACT 14. RATE ENHANCEMENT RIDER 15. DEATH BENEFIT

TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Contract.
•Withdrawals will be subject to ordinary income tax. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
18. TAXES
CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling the Contract to you in the form of commissions, other cash compensation (e.g., bonuses) and non-cash compensation. Your investment professional may have a financial incentive to offer or recommend the Contract to you over another investment.
8. PURCHASING THE CONTRACT — Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.
8. PURCHASING THE CONTRACT — Distribution of the Contract

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Surrender Amount	Provides for an amount that may be withdrawn each Contract Year without incurring Surrender Charges or Bond Adjustments	None
•Only available during the accumulation period
•Withdrawals of Free Surrender Amount may be subject to negative Equity Adjustments and taxes and tax penalties
•All withdrawals count against Free Surrender Amount
•Partial Annuitizations count against Free Surrender Amount remaining, but are not treated as withdrawals of Free Surrender Amount
•Unused Free Surrender Amount not available in future Contract Years

Segment Lock-Ins
Gives you the option to lock in an Equity Adjustment for an Index-Linked Segment Option prior to the Segment End Date If exercised, you will receive a Segment Credit on the Segment End Date equal to the locked-in Equity Adjustment rather than Segment Credits using the point-to-point crediting methodology for the Index-Linked Segment Option
None
•We will not provide advice or notify you regarding whether you should exercise Segment Lock-In or the optimal time for doing so (if any)
•We will not warn you if you exercise Segment Lock-In at a sub-optimal time
•We will not warn you if you set Lock-In Thresholds for Automatic Segment Lock-In at sub-optimal levels
•You will not know the locked-in Equity Adjustment in advance; the locked-in Equity Adjustment could be lower than you anticipated
•We are not responsible for any losses or forgone gains related to your decision whether or not to exercise Segment Lock-In
•Only available during the accumulation period
•Only available for the Index-Linked Segment Options

•Will not participate in Index performance (positive or negative) for the remainder of the Segment Term, including the Segment End Date

•Floor Rate, Buffer Rate, Peak Buffer Midpoint, Cap Rate and Participation Rate, as applicable, will not apply on the Segment End Date
•Locking-in a negative Equity Adjustment will result in loss, no downside protection under buffer or floor will apply, and the loss could be significant
•For multi-year Segment Terms, upon exercise, Segment End Date will always be next Segment Anniversary
•Cannot be exercised during last two Valuation Days prior to Segment End Date
•May be exercised once per Segment Term for each Index-Linked Segment Option
•May only exercise for entire Accumulated Value in an Index-Linked Segment Option
•Exercise is irrevocable

Death Benefit	Provides for a death benefit upon death of the Owner during the accumulation period	None
•Only available during the accumulation period
•If age of oldest Owner on application date is 79 or younger, benefit will equal the greater of Accumulated Value or Premium Payment
•If age of oldest Owner on the application date is 80 or older, benefit will equal Accumulated Value
•Accumulated Value reflects any applicable Equity Adjustment and is subject to a Bond Adjustment, which may be negative
•Premium Payment component, if applicable, is subject to proportionate reductions for prior Surrenders
•Partial withdrawals and Annuitizations could significantly reduce the benefit, perhaps by more than the amount withdrawn or Annuitized
•Terminates upon full Annuitization
•State variations may apply

BUYING THE CONTRACT
How to Buy a Contract
If you want to buy a Contract, you must submit an application and make a Premium Payment. If the application is complete, received in Good Order and meets all other regulatory and Company requirements, the Contract is issued after we receive the Premium Payment. We reserve the right to reject a Premium Payment that is comprised of multiple payments paid to us over a period of time. If we permit you to make multiple payments as part of your Premium Payment, the Contract will not be issued until all such payments are received. We reserve the right to hold such multiple payments in a non-interest bearing account until the date of Contract issuance.
The date the Contract is issued is the Contract Date. The Contract Date is the date used to determine Contract Years, regardless of when the Contract is delivered.
Premium Payment
•The Premium Payment for a Contract may not be less than $20,000 without our prior approval.
•The Premium Payment is subject to a Surrender Charge period that begins upon issuance of the Contract.
•The Premium Payment is to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse a Premium Payment that we feel presents a fraud or money laundering risk. Examples of the types of Premium Payments we will not accept are cash, money orders, starter checks, travelers checks, credit card checks, and foreign checks.
•The Premium Payment for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•We reserve the right to treat all of your and/or your spouse’s Principal index-linked deferred annuity contracts as one contract for purposes of determining whether you have exceeded the maximum premium limit (without Home Office approval).
•This Contract is a single premium index-linked deferred annuity. After the Premium Payment is added to the Contract at Contract issuance, no additional Premium Payments will be accepted.
Allocation to Segment Options
•On your application, you direct how the amount transferred out of the Initial Holding Account will be allocated to the Segment Option(s). We will not approve your application in the absence of allocation instructions in Good Order.
•A complete list of the available Segment Options, including Index-Linked Segment Options and the Fixed Segment Option may be found in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•Allocations must be in percentages.
•Percentages must be in whole numbers and total 100%.
•Once an amount is allocated to a particular Segment Option, the amount cannot be transferred until the end of the Segment Term for that particular Segment Option.
•The minimum amount you can allocate to any single Segment Option is $1,000.00. Other than a maximum Premium Payment at the Contract level, there is no maximum amount that can be allocated to a Segment Option.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT
You may make a full or partial withdrawal of your Surrender Value at any time prior to the Annuitization Date provided the Owner and Joint Owner, if any, are living and you give us Notice in Good Order at our Home Office. Withdrawal requests may be sent to us at the following address (or as otherwise set forth in 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Telephone and Internet Services of the prospectus):
Principal Life Insurance Company
PO Box 9382
Des Moines, Iowa 50306-9382
When you request a withdrawal, the maximum withdrawal amount is the Surrender Value, which may be fully or partially withdrawn. The Surrender Value applicable to your withdrawal request will be the Surrender Value as of the date that we receive your Notice in Good Order. If you take a full withdrawal, we will pay you the Surrender Value; the Contract will then terminate, including the death benefit. If you take a partial withdrawal, we will pay you the requested portion of your Surrender Value.
There is a risk of loss of principal and/or prior earnings if you take a withdrawal from your Contract during the first six Contract Years where a Surrender Charge would be deducted. Withdrawals may also be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties, all of which may result in loss of principal and/or prior earnings. These may result in loss even when the Index for an Index-Linked Segment Option has performed positively. Partial withdrawals will also reduce the Crediting Bases for your Segment Options and the death benefit, perhaps by more than the amount withdrawn. If you set up scheduled withdrawals, your exposure to these risks will repeat as long as the scheduled withdrawals continue.
Withdrawals are generally paid within seven days of the effective date of the request (or earlier if required by law). However, certain delays in payment are permitted as described further in the prospectus. See 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Delay of Payments and Other Transactions in the prospectus.

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making withdrawals or other Surrenders from a Segment Option or from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, make withdrawals or other Surrenders from a Segment Option or from the Contract, or transfer Contract value between Segment Options. State premium taxes may also be deducted.

Transaction Expenses
Surrender Charge(1)
(as a percentage of the amount Surrendered)    8%
__________________
(1)Surrender Charges apply to withdrawals during the first six Contract Years. The Surrender Charge declines during the first six Contract Years according to the following schedule:

Contract Year	Surrender Charge (as a percentage of the amount Surrendered)
1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8%
2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8%
3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7%
4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6%
5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5%
6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4%
7+ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0%
The Free Surrender Amount for a Contract Year will be equal to the greater of (i) 10% of your Premium Payment or (ii) your RMD amount, as applicable. The Free Surrender Amount may be withdrawn from the Contract without a Surrender Charge or a Bond Adjustment, but may be subject to Equity Adjustments and taxes and tax penalties.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract value is removed from a Segment Option or from the Contract before the expiration of a specified period.

Adjustments
Bond Adjustment Maximum Potential Loss(1)
(as a percentage of the amount Surrendered from an Index-Linked Segment Option)    100%
Equity Adjustment Maximum Potential Loss(2)
(as a percentage of your investment in an Index-Linked Segment Option)    100%
(1)Except as otherwise provided below, a Bond Adjustment will apply to the following regardless of when it occurs (even a Segment End Date): (i) any withdrawal in excess of the Free Surrender Amount; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.
A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account. The Bond Adjustment will be 0% on every Segment Anniversary evenly divisible by 6 (e.g., 6, 12, 18, etc.). A Bond Adjustment does not apply upon exercise of the Contract’s free look rights. For the Fixed Segment Option, the maximum amount of loss due to a Bond Adjustment is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option will not be less than the minimum nonforfeiture amount under state law.
(2)An Equity Adjustment will apply upon any withdrawal, Annuitization or death benefit from an Index-Linked Segment Option prior to the Segment End Date. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Optional Benefit Expense – Rate Enhancement Rider(1)
(as a percentage of each Index-Linked Segment Option Crediting Base)    0.95%
___________________
(1)Applies to each Index-Linked Segment Option selected for investment, assessed as a percentage of the Crediting Base as of the Segment Term Start Date. The charge is deducted daily from the Crediting Base(s). The Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date. The deduction will not trigger a Bond Adjustment or Equity Adjustment.
In addition to the fee described above, we may limit the amount you can earn on the Index-Linked Segment Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.

APPENDIX A
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
Index-Linked Segment Options
The following is a list of Index-Linked Segment Options currently available under the Contract. We may change the features of the Index-Linked Segment Options listed below (including the Index and the current limits on Index gains), offer new Index-Linked Segment Options and terminate existing Index-Linked Segment Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.principal.com/StrategicOutcomes.

Note: If amounts are removed from an Index-Linked Segment Option before the end of its Segment Term, we will apply an Equity Adjustment. This may result in a significant reduction in your Accumulated Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Segment Term. In addition, if amounts are withdrawn or otherwise Surrendered from an Index-Linked Segment Option (even on a Segment End Date), we may apply a Bond Adjustment. This may result in a significant reduction in your Surrender proceeds.
See 10. INDEX-LINKED SEGMENT OPTION MECHANICS of the prospectus for a description of the Index-Linked Segment Options’ features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Equity Adjustments and Bond Adjustments.

Index	Type of Index	Segment Term	Current Limit on Index Loss (if held until end of Segment Term)	Minimum Limit on Index Gain (for the life of the Segment Option)
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	0% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	10% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	2 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,2]	U.S. Large Cap Equities	6 Year	0% Buffer	100% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1,3]	U.S. Large Cap Equities	6 Year	0% Buffer	100% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index®1	Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate

Index	Type of Index	Segment Term	Current Limit on Index Loss (if held until end of Segment Term)	Minimum Limit on Index Gain (for the life of the Segment Option)
Nasdaq-100 Price Return Index®1	Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index®1	Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
SG Smart Climate Index[4]	U.S. Large Cap ESG Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
1This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2This Index-Linked Segment Option provides no protection from Index losses.
3This Index deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
4This Index utilizes an environmental, social, and governance (ESG) methodology. Same as an Index-Linked Segment Option linked to any other Index, an investment in an Index-Linked Segment Option linked to this Index is not an investment in the Index, the companies that comprise the Index, or the securities that the Index seeks to track. Amounts invested in your Contract become assets of the Company. The assets in the Company’s general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria

Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms. However, we reserve the right to add and remove Segment Options as available investment options. As such, the limits on Index loss offered under the Contract may change from one Segment Term to the next. We will always offer an Index-Linked Segment Option with a 10% Buffer Rate.

We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).

We do not guarantee the availability of any other Segment Option. In the future, we may not offer any Floor Segment Options, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may decide to offer in the future. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
If we offer a new Index-Linked Segment Option with Cap and Participation Rate in the future, the guaranteed minimum Cap Rate will be at least 0.50% and the guaranteed minimum Participation Rate will be at least 5.00%. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.
Fixed Segment Option
The following is the Fixed Segment Option currently available under the Contract. We may change the features of the Fixed Segment Option listed below, offer new Fixed Segment Options and terminate existing Fixed Segment Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn or otherwise Surrendered from the Fixed Segment Option, we may apply a Bond Adjustment. Any such Bond Adjustment will be subject to the Standard Nonforfeiture Law for Individual

Deferred Annuities, which means the amount payable on Surrender will never be less than the minimum non-forfeiture amount under state law.
See 9. FIXED SEGMENT OPTION MECHANICS of the prospectus for a description of the Fixed Segment Option’s features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Bond Adjustments.

Name	Segment Term	Minimum Guaranteed Interest Rate
Fixed Segment Option	1 Year	0.05%
* * *
This Summary Prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2025, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
EDGAR Contract Identifier: C000256688